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                                   EXHIBIT 23
                                   ----------

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-19180, 33-89896, 33-25244 and 33-87626 of Analysts International
Corporation on Form S-8 of our report dated February 26, 2001 (March 30, 2001 as to note E of the consolidated financial statements), included in this Transitional Report on Form 10-KT of Analysts International Corporation for the transition period ended December 31, 2000.

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
March 30, 2001



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